CASH, CASH EQUIVALENTS AND RESTRICTED CASH	6 Months Ended
Jun. 30, 2024
CASH, CASH EQUIVALENTS AND RESTRICTED CASH [Abstract]
CASH, CASH EQUIVALENTS AND RESTRICTED CASH
9.     CASH, CASH EQUIVALENTS AND RESTRICTED CASH

The breakdown of cash and cash equivalents is as follows:

In thousands of USD	At June 30, 2024	At December 31, 2023
US dollar	192,505	137,917
Singapore dollar	2,510	2,991
Chinese renminbi	414	585
Norwegian krone	7,516	2,487
Euro	783	701
Hongkong dollar	7	7
Bhutan ngultrum	147	41
Total cash and cash equivalents by currency	203,882	144,729

Restricted cash	9,144	9,538
Total restricted cash	9,144	9,538

As of June 30, 2024 and December 31, 2023, the Group owned short-term deposits, which were classified as cash equivalents, in an amount of approximately US$58.8 million with maturities in July 2024 and US$12.4 million with maturities in January 2024, and interest ranging from 2.90% to 5.27% and 2.40% to 4.80%, respectively.

The Group’s restricted cash primarily relates to the application of standby letters of credit (“SLC”). The SLCs provide the beneficiaries, which are the service providers, the ability to draw from the banks for a designated maximum aggregate amount (the “Draw Amount”). The details of SLCs are as follows:

	At June 30, 2024	At December 31, 2023
Draw Amount (In thousands of USD)	9,144	9,538
Range of expiration dates	July 2025 to August 2025	July 2024 to August 2024

The amount and expiration dates of the SLCs are amended, from time to time, by the Group and beneficiaries, as a result of the amendments to the associated service agreements. In connection with the issuance of the SLCs, the banks held the Group’s cash balance equal to the Draw Amount as security. As of June 30, 2024 and December 31, 2023, none was utilized by the beneficiaries from the standby letters of credits.